EXHIBIT 23.1

                         CONSENT OF INDEPENDENT AUDITORS

     We consent to the reference to our firm under the caption "Accountants On Accounting And Financial Disclosure" and "Interests Of Named Experts And Counsel" and to the use of our report dated November 24, 2000, in the Registration Statement Amendment No. 1 (Form SB-2) of Lifestream Inc. for the registration of shares of its common stock.

Vancouver,  Canada
January 26, 2001


Elliott,  Tulk,  Pryce,  Anderson
CHARTERED  ACCOUNTANTS



/s/  Elliott,  Tulk,  Pryce,  Anderson
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Elliott,  Tulk,  Pryce,  Anderson


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